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                                                                   Exhibit 23.1


                   Consent of Independent Public Accountants
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 19, 1995, included in BancTec, Inc.'s Form 10-K for the year ended March 26, 1995, and to all references to our firm included in this Form S-4.


                                                       ARTHUR ANDERSEN LLP


Dallas, Texas
June 20, 1995